Exhibit 10.13

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”.

AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE
SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 1 TO THE MASTER SERVICES AGREEMENT

This Amendment No. 1 (this “Amendment No. 1”) to the Master Services Agreement dated June 30, 2009, and corresponding Addenda, (collectively the “Agreement”) is made between VANTIV, LLC, a Delaware limited liability company (“Vendor”) and FIFTH THIRD BANCORP, an Ohio corporation, on behalf of itself and its subsidiary depository institutions (“Customer”) and shall be effective as of July 1, 2011 (“Effective Date”) unless otherwise noted herein.  The Agreement shall be amended in the following respects:

I.                 Fee Schedule No. 2.  On or before the execution of this Amendment No. 1 by Customer, Customer agrees to execute an unaltered original of Vendor’s Fee Schedule No. 2 attached hereto and as of the Effective Date, Customer and Vendor agree that the Fee Schedule to the Core Services Addendum shall be replaced and superseded by Fee Schedule No. 2 to the Core Services Addendum.

II.             Letter Agreement dated May 4, 2010.  Vendor and Customer acknowledge and agree that nothing in this Amendment No. 1 shall modify or affect the terms of that certain letter agreement dated May 4, 2010.

III.         Section A.3 of the Core Services Addendum to the Master Services Agreement, dated June 30, 2009, shall be amended by adding the following Optional Services:

“b.  Fraud Neural Cardholder Transaction Scoring Services, means real time cardholder transaction scoring to detect potential fraud based upon a proprietary scoring system designed to determine the likelihood that a cardholder transaction is fraudulent.”

c.  Gasper Vantage Services, means the ATM Management Solution that supports Customer initiated ATM monitoring and ATM commands via online and telephone access, Functionality within this service includes reporting and real-time status monitoring via  a dashboard that displays the Customer’s ATM fleet.

IV.        Personal Banking Services Replacement.  In connection with the move to internal processing of the Personal Banking Support Services, Customer and Vendor agree, consistent with Section  2(b) of the Agreement, that Customer will **** through i) utilization of Vendor’s Fraud Neural Cardholder Transaction Scoring Services , and Gasper Advantage Services; and ii) an **** to the C.1.a Authorization Fee, the **** to the E.2.a — d ATM Access Fees and the H.5.d Fraud Detection Cardholder Transaction Fee — Signature (“Personal Banking Services ****”).  Customer and Vendor acknowledge that in the event the Personal Banking Services **** **** **** $**** ****, Vendor may provide notice of such **** to Customer and in such event Vendor and Customer shall meet within **** (****) business days to agree on additional changes, consistent with Section 2 of the Agreement, ****.

V.            The Core Services Addendum to the Master Services Agreement, dated June 30, 2009, shall be amended by adding the following conditional credit provisions and such provisions shall first become effective for Services provided in calendar year 2011:

1.               New Service Fee Credit.  On an annual basis, no later than March 1 of each calendar year of the Initial Term, Vendor shall calculate the total fees paid by Customer for Services in such calendar year (excluding third party fees  (“Total Calendar Year Fees”).  In the event the Total Calendar Year Fees exceed $****, Customer shall receive a “New Service Fee Credit”.  The New Service Fee Credit shall be equal to the lesser of i) the total fees (excluding all third party fees) billed to Customer by Vendor in the applicable calendar year from “New Services” or ii)  $****.  For avoidance of doubt, the New Service Fee Credit shall in no event reduce Vendors Total Calendar Year Fees below $****.  “New Services” for purposes of this Section A.1, shall mean new products or services utilized by Customer if such new products or services and the fees associated therewith are mutually agreed upon and identified as “New Services” in a writing from Vendor (which writing may include E-mail, facsimile or oral identification (so long as such oral identification is followed up promptly by a written communication of such oral identification)).  The New Service Fee Credit, if applicable, will be provided by Vendor as a credit against Service fees first on Customer’s March Services Invoice (for avoidance of doubt, Customer will first be eligible to receive a New Service Fee Credit on its Services Invoice received in March 2012) and, to the extent such invoice is less than the New Service Fee Credit, then such New Service Fee Credit shall be provided by Vendor as a credit against Customer’s Service fees in the next quarterly (or other periodic) services invoice, and shall continue as a credit in the future until the full New Service Fee Credit is credited and used for Customer’s benefit. New Services shall be determined in a good faith basis between Customer and Vendor and is intended to include services that Customer may receive from Vendor and / or any person or entity controlled by, under common control with, Vendor (“Vendor Affiliates” and each a “Vendor Affiliate”).

2.               Acquisition Fee Credit.  In the event the Total Calendar Year Fees paid by Customer are greater than $**** in any calendar year following the 2011 calendar year and Customer closed an acquisition of one or more Future Affiliates subsequent to July 1, 2011  that i) did not already receive  the Core Services from Vendor or a Vendor Affiliate prior to such acquisition;  and ii) converted to or began to use the Services (or services from Vendor Affiliates) which it did not use prior to the acquisition, on an annual basis, (the increase in fees based upon usage of Services (or services of Vendor Affiliates) not previously used by an acquiree shall be the “Usage Increase Fees” and, together with the Total Calendar Year Fees, the “Usage-Adjusted Total Calendar Year Fees”) Vendor shall provide Customer an Acquisition Fee Credit calculated as a percentage of the Total Calendar Year Fees in excess of $**** in accordance with the below tier.  The Acquisition Fee Credit shall be calculated by Vendor and, if applicable, provided to Customer as a credit against Service fees on Customer’s March Services Invoice.  The Acquisition Fee Credit shall include that amount of additional Services use after the acquisition which were not used prior to the acquisition; in some cases this shall be an increase relating to a complete conversion and in others it may simply be usage of an increased number of Services from Vendor.  In the event that the Acquisition Fee Credit (or the sum of the New Service Fee Credit and the Acquisition Fee Credit) exceeds Customer’s Services Invoice for March of the subsequent calendar year, then it (or they both, combined) shall be provided by Vendor as a credit against Customer’s Service fees in the next quarterly (or other periodic) services invoice, and shall continue as a credit in the future until the full New Service Fee Credit is credited and used for Customer’s benefit.

Usage Adjusted Total Calendar Year Fees	Bank Acquisition Fee Credit*
< $****	****
$**** - $****	****
$**** - $****	****
>$****	****

* Calculated on a non-cumulative “fill-a-tier” basis

Example:  If Customer closes an acquisition of a Future Affiliate in 2012, such Future Affiliate converts to the Services, the Total Calendar Year Fees are in excess of $**** and the Usage Adjusted Total Calendar Year Fees paid by Customer in 2012 is $****, the Bank Acquisition Fee Credit due Customer would be equal to $**** ($**** x ****% + $**** x ****% = $****).

3.               Section D.3, shall be amended by adding the following to the end of the Section:

“Notwithstanding the covenant and agreement set forth in Section D.1 of the Core Services Addendum to the Master Services Agreement, Customer and Vendor agree that the covenants and agreements in the Master Services Agreement shall not stop or affect in any way the ability of any merchant to freely choose which network through which it chooses to route transactions and, in fact, merchants are free to so choose which network through which they would prefer their processed transactions be routed.”

VI.        The Services Level Schedule to the Core Services Addendum to the Master Services Agreement (the “Services Level Schedule”) shall include service levels required for the Gasper Vantage Services, which service levels shall be negotiated between Vendor and Customer in good faith and established by formally amending the Services Level Schedule by September 30, 2011.

Except as otherwise provided in this Amendment, the terms of the Agreement are hereby ratified and affirmed, including any prior Monthly Services Invoices for Services provided prior to the Effective Date of this Amendment, and the Agreement and all addenda, as modified by this Amendment, shall remain in full force and effect.  This Amendment shall have no force or effect unless and until countersigned by Vendor.

VANTIV, LLC		FIFTH THIRD BANCORP

By:	/s/ Mark Heimbouch	By:	/s/ Paul L. Reynolds

Name:	Mark Heimbouch	Name:	Paul L. Reynolds

Title:	CFO	Title:	EVP

Date:	August 18, 2011	Date:

2

FEE SCHEDULE NO. 2 TO THE CORE SERVICES ADDENDUM

TO THE MASTER SERVICES AGREEMENT

This Fee Schedule No. 2 to the Core Services Addendum to the Master Services Agreement dated June 30, 2009, is made between VANTIV, LLC (““Vendor”) and FIFTH THIRD BANCORP, an Ohio corporation, on behalf of itself and its subsidiary depository institutions (“Customer”). Effective upon May 1, 2011, the parties agree that the “Fee Schedule to the Core Services Addendum to the Master Services Agreement” by and between Vendor and Customer shall be replaced and superseded by this “Fee Schedule No. 2 to the Core Services Addendum to the Master Services Agreement”.

A.	SETUP FEES
	1.	Institution (per acronym)	****
	2.	Debit Card Services (per program)	****
	3.	Card Production Services	****
	4.	Fifth Third Direct Services	****
	5.	ATM, POS or Other Network Gateway Services (all networks) connect and/or disconnect	****
	6.	Terminal Definitions (add or delete)	****
	7.	Terminal Changes	****
	8.	Balance File Set Up	****
	9.	Card Activation Services	****
	10.	EBT Services connect and/or disconnect	****
	11.	EJ Upload	****
	12.	Fee Assessment	****
	13.	Fraud Detection	****
	14.	Overdraft Screen Support Set-up	****
	15.	Promotional Messaging (ATM screen and receipt)	****
	16.	Remote DES Key	****
	17.	Reward Program	****
	18.	Surcharging	****
	19.	Selective Surcharging	****
	20.	3-D Secure	****
	21.	Preference Per ATM setup	****
	22.	Operator Security Monthly: STD	****
	23.	Operator Security Monthly: Custom	****
	24.	Software Distribution	****
	25.	Other Services	****

B.	ISSUER SERVICES
	1.	Cardholder Transactions
		a.	Transactions by Client’s Cardholders	****
		b.	Transactions by Client’s Cardholders: On-Us	****
		c.	Transactions by Client’s Cardholders: Audio Transactions	****
		d.	Transactions by Client’s Cardholders: BILLPAYER 2000	****
		e.	Transactions by Client’s Cardholders: Internet Banking	****
	2.	Residency Fees
		a.	ATM Card Residency — Extended (CIF information)	****
		b.	ATM Card Residency	****
		c.	Account Residency: DDA	****
		d.	Account Residency: SAV	****
		e.	Account Residency: I/L	****
		f.	Account Residency: Social Security Record	****
		g.	RCD Card Residency	****
	3.	Stand-in/PIN Validation
		a.	Stand-in Negative File Monthly Base Fee	****
		b.	Stand-in transaction Surcharge: PIN	****
		c.	Stand-in transaction Surcharge: Signature	****
	4.	Proprietary Card Program (i.e. non-branded, and /or private label cards)
		a.	Proprietary Cardholder Fee	****
		b.	Proprietary Account Statements	****
		c.	Proprietary Account Payments	****
		d.	Proprietary Cardholder Customer Service	****
		e.	Proprietary Cardholder Residency Fee	****

C.	DEBIT AND CREDIT CARD SERVICES
	1.	Transaction Fees
		a.	Authorization Fee	**** **
		b.	Authorization Fee: Operator Assisted	****
		c.	Posted Item Fee	****
		d.	Online Force Post Hold Item Fee	****
		e	Account Payments	****
	2.	Residency Fees
		a.	Account Maintenance Support Fee	****
		b.	Account Residency Fee	****
		c.	Card Residency Fee: Extended (CIF information)	****
		d.	Card Residency Fee	****
		e.	Statement-to-Date	****
	3.	Chargeback & Draft Retrieval Fees
		a.	Chargeback/Representment	****
		b.	Chargeback: Manual Research Fee	****

		c.	Draft Retrieval Requests -MasterCard	****
		d.	Draft Retrieval Requests — Visa	****
	4.	Switch Fees
		a.	Authorization Switch Fee	****

** Upon Customers completed conversion to the Fraud Neural Cardholder Transaction Scoring Services constituting approx. **** PIN or Signature transactions billed under Section H.5.g & H.5.h below, the C.1.a Authorization Fee shall be reduced to $****.

D.	CARD PRODUCTION SERVICES
	1.	ATM Cards
		a.	Emboss/Encode: Instant Issue ATM Plastics (minimum order - **** cards)	****
		b.	Emboss/Encode: Custom Issue ATM Plastics	****
		c.	File: ATM Daily Card Issue File	****
		d.	File: ATM Daily Card Issue File - External (delivery to a non-Fifth Third vendor)	****
		e.	File: ATM Monthly Reissue	****
		f.	File: ATM Monthly Reissue - External	****
		g.	Premailers: ATM (includes Vendor standard forms and envelopes)
			**** - ****	****
			**** +	****
		h.	Stuff/Mail: ATM Plastics (includes Vendor standard forms and envelopes)
			**** - **** cards	****
			**** + cards	****
	2.	Debit/Credit Cards
		a.	Emboss/Encode: Debit Plastics	****
		b.	File: Debit Daily Card Issue	****
		c.	File: Debit Daily Card Issue - External (delivery to a non-Fifth Third vendor)	****
		d.	File: Debit Monthly Reissue	****
		e.	File: Debit Monthly Reissue — External (delivery to a non-Fifth Third vendor)	****
		f.	Premailer: Debit (includes Vendor standard forms and envelopes)	****
		g.	Test Cards	****
	3.	Prepaid/Stored-value/Gift Cards
		a.	Generic Plastic without logo	****
		b.	Generic Plastic with logo	****
	4.	Miscellaneous Card Production Fees
		a.	Generic Stock: Cards	****
		b.	Generic Stock: Card Carrier	****
		c.	Generic Stock: Custom Card Carrier	****
		d.	Graphics on Generic Card (logos on card)	****
		e.	Insertion of Forms
			Forms will be supplied by Customer at Customer’s expense and stuffed into card carriers and/or premailers as requested by Customer	****
		f.	Pre-print Card Carrier Surcharge	****
		g.	Special Card Handling (e.g., card pulls, rushes, etc.)	****
		h.	Sticker Services (includes sticker & application)	****
		i.	Storage Fees
			1st **** cards	****
			Additional quantities over **** cards	****
		j.	Clue Mailers	****
		k.	Collection MGMT-Private Label	****
		l.	Other Services	****

E.	TERMINAL SERVICES
	1.	Terminal Transactions
		a.	Transactions on Client’s ATMs (excludes On-Us)	****
	2.	Terminal Support
		a.	ATM Access Fee	****
		b.	ATM Access Fee: Dial	****
		c.	ATM Access Fee: SmartModem	****
		d.	ATM Access Fee: Wireless	****
		e.	ATM Monitoring Fee	****
		f.	Gasper Vantage Fee	****

F.	GATEWAY SERVICES
	1.	Network Adjustment Fee
		a.	Network Adjustment Fee	****
	2.	National Network Fees
		a.	Cirrus/MasterCard Monthly Access Fee	****
		b.	Plus Monthly Access Fee	****
		c.	Visa Monthly Access Fee	****
		d.	American Express Monthly Access Fee	****
		e.	Discover Card Monthly Access Fee	****
		f.	Interlink Monthly Access Fee	****
		g.	Maestro Monthly Access Fee	****
		h.	Client Cardholder Gateway Fee	****
		i.	Client Acquired Gateway Fee	****
	3.	National Network Monthly Access Fee — Pass Thru
		a.	Cirrus/MasterCard Monthly Network Pass Thru Fee	****
		b.	Plus Monthly Network Pass Thru Fee	****
	4.	Regional Network Fees
		a.	Regional Network Access Fee	****
		b.	Client Cardholder Gateway Fee	****

		c.	Client Acquired Gateway Fee	****
	5.	EBT Network Fees
		a.	EBT Network Access Fee	****
		b.	Client Cardholder Gateway Fee	****
		c.	Client Acquired Gateway Fee	****
	6.	Regional and national Network Documentation		****
	7.	Jeanie Network Fees
		a.	Annual License Fee	****

G.	MISCELLANEOUS SERVICES
	1.	Adjustment System Fees
		a.	Adjustment System File Residency	****
		b.	Adjustment System Records	****
		c.	Adjustment System Updates	****
	2.	Balance File Record Update Fee		****
	3.	Federal Reserve Fee		****
	4.	Card File Updates (Workstation and Other)		****
	5.	File Transmission Fee		****
	6.	DEPSI Records
		a.	DEPSI Record File Residency	****
		b.	DEPSI Record Updates	****
	7.	Other Services		****
	8.	Programming Services		*****
	9.	Compliance, and/or Regulatory Assessments (Legal and/or Network)		****
	10.	Third Party Software and Related Support		****

*Vendor shall credit Customer an amount equal to the lesser of: (i) $****, or (ii) the actual amount of Programming Services fees  (during normal business hours) incurred by Customer per each calendar month during the Initial Term of this Agreement (“Monthly Programming Credit”) against Vendor Programming Services fees only (and not third-party fees and/or expenses, including, but not limited to all travel expenses) which Vendor actually charges to Customer (less any other credits and/or waivers), provided Customer gives Vendor written notification of the task(s) requested and/or required by Customer and such notification specifically mentions the Monthly Programming Credit.  Portions, if any, of the then current Monthly Programming Credit not utilized by Customer during the then current calendar month shall **** carried over to any subsequent calendar month’s Monthly Programming Credit.  Vendor and Customer do further acknowledge and agree that at the termination of this Agreement for any reason, Vendor shall not owe Customer any portions whatsoever of the Monthly Programming Credit not used by Customer during any term of this Agreement.  This Monthly Programming Credit shall be credited to Fifth Third Bank only and not on a per Affiliate basis.

H.	VALUE ADDED SERVICES
	1.	Card Activation
		a.	Card Activation Monthly Fee		****
		b.	Card Activation Fee (via audio, EFT, 3-D Secure)		****
	2.	Card Extract Services
		a.	Card Extract File Processing		****
		b.	Card File Updates		****
	3.	Fee Assessment/Surcharge Rebate
		a.	Fee Assessment/Surcharge Rebate Per Category Fee		****
		b.	Fee Assessment/Surcharge Rebate Transaction Fee		****
	4.	Fifth Third Direct/Workstation
		a.	Fifth Third Direct Access Fee (host access, reports, adjustments, chargebacks)		****
		b.	Fifth Third Direct Active ID Fee		**** *
		c.	Fifth Third Direct Active ID Surcharge (dial access only)		**** *
		d.	Operator Security Monthly: STD		****
		e.	Operator Security Monthly: Custom		****
		f.	Reports Direct		****
		g.	DEPSI Active ID Fee		**** *
*Each ID that is used in a given month, as determined by Vendor’s records of Customer Ids that have logged onto Fifth Third Direct during the month, will result in a separate access fee charge.
	5.	Fraud Detection/Lost and Stolen
		a.	Fraud Detection Monthly Fee		****
		b.	Fraud Detection Card Residency		****
		c.	Fraud Detection Cardholder Transaction Fee: PIN		****
		d.	Fraud Detection Cardholder Transaction Fee: Signature		**** **
		e.	Fraud Detection Case Fee		****
		f.	Fraud Detection Custom Rule		****
		g.	Fraud Neural Cardholder Transaction Fee: PIN		****
		h.	Fraud Neural Cardholder Transaction Fee: Signature/Credit		****
		i.	Real Time Decisioning
			i.	Real Time Decisioning Monthly Fee	****
			ii.	Real Time Decisioning Cardholder Transaction Fee: PIN	****
			iii.	Real Time Decisioning Cardholder Transaction Fee: Signature/Credit	****
		j.	Cardholder Exclusion Processing Monthly Fee		****
		k.	Auto Fraud Reporting Monthly Fee		****
		l.	Automated Fraud Reporting Item Fee		****
		m.	Real Time Decisioning Cardholder Exclusion Processing (partition/fill-a-tier — assessed on a non-cumulative, monthly basis)*
			**** – **** exclusion/exceptions		****
			**** – **** exclusions/exceptions		****
			**** – **** exclusions/exceptions		****
			**** + exclusions/exceptions		****
*Example only:
If Customer has a total of **** Cardholder Exclusions/Exceptions in a given month, Customer shall be assessed and will pay Vendor for such processing in that month as follows:
**** exclusions/exceptions X $****/card = $**** plus

**** exclusions/exceptions X $****/card = $****
TOTAL= $****
		n.	Lost and Stolen Card Support Fee	****
	6.	Overdraft Screen Support
		a.	Overdraft Screen Support Base	****
		b.	Overdraft Screen Support Transaction Fee	****
	7.	Promotional Messaging (ATM Screen and Receipt)
		a.	Receipt and Screen Monthly Base Fee	****
		b.	Screen Only Monthly Base Fee	****
		c.	Receipt Only Monthly Base Fee	****
		d.	Receipt and/or Screen Per ATM Fee	****
	8.	Remote DES Key and EJ Upload
		a.	EJ Upload Monthly Per ATM Fee	****
		b.	Remote DES KEY Monthly Per ATM Fee	****
		c.	Remote DES Key Per Download Fee	****
	9.	Surcharging/Selective Surcharging
		a.	Surcharging Base Fee	****
		b.	Surcharging Base Fee Per ATM	****
		c.	Selective Surcharging Base Fee	****
		d.	Surcharging Transaction Fee	****
	10.	Enhanced Chargeback Processing
		a.	Enhanced Chargeback Monthly Fee	****
		b.	Enhanced Chargeback/chargeback/Representment	****
	11.	ATM Preferences
		a.	Per ATM monthly Fee	****
		b.	Card Residency Fee	****
		c.	Transaction Access Fee	****
	12.	Mini-Statements (assessed to both card and ATM transactions)		****
	13.	3-D Secure (includes Verified by Visa and MasterCard Secure Code)
		a.	3-D Secure Access Fee	****
		b.	3-D Secure Enrollment/Authentication/Password Change	****
	14.	SAFE Reporting Support
		a.	Monthly Fee	****
		b.	Per SAFE Reporting Item Fee	****
****
	15.	Software Distribution
		a.	Access Fee	****
		b.	Per ATM/terminal Fee	****
	16.	Rewards Services		****
	17.	Miscellaneous Value Added Services		****

** Upon Customers completed conversion to the Fraud Neural Cardholder Transaction Scoring Services constituting approx. **** PIN or Signature transactions billed under Section H.5.g & H.5.h above, the H.5.d, Fraud Detection Cardholder Transaction Fee: Signature shall be reduced to $****.

I.        COMMUNICATION SERVICES  (includes frame relay, WAN, ports, modems, circuits, routers, equipment, maintenance, dial devices/charges, usage fees, access fees, wireless devices, etc.) shall be charged and assessed to Customer by Vendor on a straight pass-through basis with no mark-up or additional fees (e.g. Vendor administrative fee, etc.) added by Vendor.  Communication Services in this Section I are in addition to any Vendor Communication Services in Section J below.

J.	VENDOR COMMUNICATION SERVICES
	1.	Usage Fees
		a.	Dial Line/Internet/VPN	****
		b.	Connect Mailbox/Connect Enterprise	****
		c.	Leased Line (NJE, FTP, Connect Direct)	****

Customer acknowledges and agrees that the fees for the individual Services set forth above shall be applied pursuant to the terms of Section 4 of the Master Data Processing Agreement (including any amendments thereto).

“On-Us” transactions listed above will be defined as Customer’s cardholder(s) performing a transaction at Customer’s ATM(s), including such activity occurring within an acronym as well as such activity among acronyms under the holding company structure of Customer.

Except as otherwise provided in this Fee Schedule No. 2, the terms of the Agreement are hereby ratified and affirmed and shall remain in full force and effect.  This Fee Schedule No. 2 shall have no force or effect unless and until countersigned by Vendor.

VANTIV, LLC		FIFTH THIRD BANCORP

By:	/s/ Mark Heimbouch	By:	/s/ Paul L. Reynolds

Name:	Mark Heimbouch	Name:	Paul L. Reynolds

Title:	CFO	Title:	EVP

Date:	August 18, 2011	Date: